File Number:  333-108472
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933

                                                                    May 26, 2005

       Supplement to the April 1, 2005 Class A, B, C Shares Prospectus of
                     Pioneer Oak Ridge Small Cap Growth Fund


               Closing of Pioneer Oak Ridge Small Cap Growth Fund

This supplement supersedes and replaces in its entirety the supplement dated May 20, 2005.

Pioneer Oak Ridge Small Cap Growth Fund closed to most new investors at the close of business on May 25, 2005 after reaching its announced closing level of approximately $225 million in assets under management.

The fund will continue to accept new investments (including reinvestments of dividends and capital gains distributions) from (1) shareholders of the fund who have open accounts on that date; (2) participants in most qualified retirement plans (i.e., 401(k) plans) if the fund has been designated as an available option as of that date or the fund subsequently is added as an option under a proposal pending as of that date; (3) investors who have previously committed to invest in the fund but whose accounts had not yet been funded as of that date;
(4) existing accounts managed on a discretionary basis, where the fund is included in a discretionary account program as of that date; (5) current trustees and officers of the fund; (6) current employees of Pioneer or Oak Ridge, including members of their immediate families; (7) advisory clients of Pioneer and Oak Ridge whose investment, in the judgment of the fund, would not adversely affect Oak Ridge's ability to manage the fund effectively and (8) accounts that in the future are re-registered from existing accounts. The fund may also decline to accept an investment if the fund believes that doing so would be in the best interests of the fund and its shareholders, even if an investor is eligible to invest. The fund may further limit investments by existing shareholders in its discretion. The fund will consider total assets under management, the flow of investments into the fund and other factors in determining whether to reopen the fund in the future or to restrict investments by existing shareholders.





                                                                   17636-00-0505
                                         (C)2005 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC